Exhibit 4.1

International Business Machines Corporation

This exhibit includes both equity and debt disclosure required under Item 202 of Regulation S-K relating to the company’s Capital Stock, Notes and Debentures registered under Section 12 of the Exchange Act outstanding as December 31, 2019.

SUMMARY DESCRIPTION OF THE CAPITAL STOCK REGISTERED UNDER SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934

The following description contains a summary of some of the important provisions of relating to the capital stock of International Business Machines Corporation (IBM or the company),  and does not purport to be complete and is subject to and qualified in its entirety by reference to the company’s Certificate of Incorporation and By-Laws, which are included as exhibits to this Form 10-K.  As of the date of this Form 10-K, the company is authorized to issue up to 4,687,500,000 shares of capital stock, $0.20 par value per share. As of December 31, 2019, 2,237,996,975 shares of capital stock were issued and 887,110,454 were outstanding.  The company has no other class of equity securities issued and outstanding.

        Dividends.    Holders of capital stock are entitled to receive dividends, in cash, securities, or property, as may from time to time be declared by our Board of Directors, subject to the rights of the holders of the preferred stock.

        Voting.    Each holder of capital stock is entitled to one vote per share on all matters requiring a vote of the stockholders.

        Rights upon liquidation.    In the event of our voluntary or involuntary liquidation, dissolution, or winding up, the holders of capital stock will be entitled to share equally in our assets available for distribution after payment in full of all debts and after the holders of preferred stock have received their liquidation preferences in full.

        Miscellaneous.    Shares of capital stock are not redeemable and have no subscription, conversion or preemptive rights.

        Additional By-law provisions applicable to the capital stock.   In accordance with the terms of the company’s By-Laws,

•holders of 25% of the outstanding shares of capital stock of the company have the ability to call a special meeting, and

•holders of 3% or more of the outstanding shares of capital stock for three years may exercise proxy access rights.

The company’s By-Laws also establish advance notice procedures with respect to shareholder proposals and shareholder proxy access rights.

Listing.  All shares of issued and outstanding capital stock are listed on the New York Stock Exchange and the Chicago Stock Exchange under the ticker symbol “IBM”.

SUMMARY DESCRIPTION OF THE DEBT SECURITIES REGISTERED UNDER SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934

The following description contains a summary of some of the important provisions relating to the Company’s debt securities registered under Section 12 of the Securities Exchange Act of 1934 as of December 31, 2019. It does not purport to be complete and is subject to and qualified in its entirety by reference to: (i)  the Company’s indenture dated as of October 1, 1993, as supplemented on December 15, 1995, between IBM and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Senior Indenture”) and (ii) the instruments defining the rights of holders of each series of Notes and Debentures described below (such series collectively, the “debt securities”). The Senior Indenture and instruments defining the rights of holders of the debt securities are included as exhibits to this Form 10-K.  All capitalized terms used herein but not defined shall have the meaning ascribed to them in either the Senior Indenture or the respective Note or Debenture, as applicable.

Overview

All debt securities registered by IBM under Section 12 of the Securities Exchange Act of 1934 that are outstanding as of December 31, 2019,  have been issued under the Senior Indenture and listed on the New York Stock Exchange.  A listing of each series of registered debt securities follows:

1.	2.750% Notes due 2020
2.	1.875% Notes due 2020
3.	0.500% Notes due 2021
4.	2.625% Notes due 2022
5.	1.250% Notes due 2023
6.	0.375% Notes due 2023
7.	1.125% Notes due 2024
8.	2.875% Notes due 2025
9.	0.950% Notes due 2025
10.	0.875% Notes due 2025
11.	0.300% Notes due 2026
12.	1.250% Notes due 2027
13.	1.750% Notes due 2028
14.	1.500% Notes due 2029
15.	1.750% Notes due 2031
16.	7.00% Debentures due 2025
17.	6.22% Debentures due 2027
18.	6.50% Debentures due 2028
19.	7.00% Debentures due 2045
20.	7.125% Debentures due 2096

Each issuance of debt securities described in this Appendix constitute a separate series (each, a "series") of debt securities under the Senior Indenture for purposes of, among other things, payment of principal and interest, events of default and consents to amendments to the Senior Indenture.  Each series of debt securities are unsecured and have the same rank as all of IBM's other unsecured and unsubordinated debt. The Senior Indenture does not limit the amount of debt securities that we may issue and debt securities may be issued in one or more separate series. The Senior Indenture provides that additional debt securities may be issued up to the principal amount authorized by us from time to time.

IBM may in the future, without the consent of the holders, increase the outstanding principal amount of any series of debt securities on the same terms and conditions and with the same CUSIP numbers as debt securities of that series previously issued. Any such additional debt securities will vote together with all other debt securities of the same series for purposes of amendments, waivers and all other matters with respect to such series.

The debt securities will be subject to defeasance and covenant defeasance as provided under "Satisfaction and Discharge; Defeasance" below.

IBM may, without the consent of the holders of any series of debt securities, issue additional debt securities having the same ranking and the same interest rate, maturity and other terms as that series of debt securities, provided, however, that no such additional debt securities may be issued unless such additional debt securities are fungible with the debt securities of such series for U.S. federal income tax purposes. Any additional debt securities having such similar terms, together with the original debt securities of such series, will constitute a single series of debt securities under the Senior Indenture. No additional debt securities may be issued if an event of default has occurred with respect to such series  of debt securities.

Interest Provisions

Unless otherwise specified below with respect to a specific series of debt securities, each series of debt securities bear interest from the date of issuance at the rate of interest stated below in connection with such series.

Supplemental Indentures

The Senior Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities at the time outstanding of all series to be affected (acting as one class), to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Senior Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the debt securities of such series to be affected; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of the principal of, or any installment of principal of or interest on, or the currency of payment of, any debt security; (ii) reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof; (iii) impair the right to institute suit for the enforcement of any such payment on or after the fixed maturity thereof (or, in the case of redemption, on or after the redemption date); (iv) reduce the percentage in principal amount of the outstanding debt securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Senior Indenture or certain defaults thereunder and their consequences) provided for in the Senior Indenture; (v) change any obligation of the Company, with respect to outstanding debt securities of a series, to maintain an office or agency in the places and for the purposes specified in the Senior Indenture for such series; or (vi) modify any of the foregoing provisions or the provisions for the waiver of certain covenants and defaults, except to increase any applicable percentage of the aggregate principal amount of outstanding debt securities the consent of the holders of which is required or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the holders of a specified percentage of the aggregate principal amount of outstanding debt securities of such series or to provide that certain other provisions of the Senior Indenture cannot be modified or waived without the consent of the holder of each outstanding debt  security affected thereby.  It is also provided in the Senior Indenture that the holders of a majority in aggregate principal amount of the debt securities of a series at the time outstanding may on behalf of the holders of all the debt securities of such series waive any past default under the Senior Indenture with respect to such series and its consequences, except a default in the payment of the principal of, premium, if any, or interest, if any, on any debt security of such series or in respect of a covenant or provision which cannot be modified without the consent of the holder of each outstanding debt security of the series affected.  Any such consent or waiver by the holder of a debt security shall be conclusive and binding upon such holder and upon all future holders and owners of the debt security and any debt security which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon the debt security or such other debt securities.

No reference to the Senior Indenture and no provision of any debt securities or the Senior Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, if any, and interest on the debt securities at the place, at the respective times, at the rate and in the coin or currency prescribed.

The Senior Indenture permits the Company to Discharge its obligations with respect to the debt securities on the 91st day following the satisfaction of the conditions set forth in the Senior Indenture, which include the deposit with the Trustee of money or Foreign Government Securities or a combination thereof sufficient to pay and discharge each installment of principal of (including premium, if any, on) and interest, if any, on the outstanding debt securities.

If the Company shall consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, as defined in the Senior Indenture, the successor shall succeed to, and be substituted for, the Person named as the “Company” on the face of each series of debt securities , all on the terms set forth in the Senior Indenture.

Covenants

The Senior Indenture includes the following covenants:

    Limitation on merger, consolidation and certain sales of assets.    IBM may, without the consent of the holders of the debt securities, merge into or consolidate with any other corporation, or convey or transfer all or substantially all of our properties and assets to another person provided that:

•	the successor is a U.S. corporation;
•	the successor assumes on the same terms and conditions all the obligations under the debt securities and the Senior Indenture; and
•	immediately after giving effect to the transaction, there is no default under the Senior Indenture.
•	The remaining or acquiring corporation will take over all of our rights and obligations under the Senior Indenture.

  Limitation on secured indebtedness.    Neither IBM nor any Restricted Subsidiary will create, assume, incur or guarantee any Secured Indebtedness without securing the debt securities equally and ratably with, or prior to, that Secured Indebtedness, unless the sum of the following amounts would not exceed 10% of Consolidated Net Tangible Assets:

•	the total amount of all Secured Indebtedness that the debt securities are not secured equally and ratably with, and

•	the discounted present value of all net rentals payable under leases entered into in connection with sale and leaseback transactions entered into after July 15, 1985.

       IBM does not include in this calculation any leases entered into by a Restricted Subsidiary before the time it became a Restricted Subsidiary.

        Limitation on sale and leaseback transactions.    Neither IBM nor any Restricted Subsidiary will enter into any lease longer than three years covering any Principal Property that is sold to any other person in connection with that lease unless either:

1.the sum of the following amounts does not exceed 10% of Consolidated Net Tangible Assets:

•the discounted present value of all net rentals payable under all these leases entered into after July 15, 1985; and

•the total amount of all Secured Indebtedness that the debt securities are not secured equally and ratably with.

        IBM does not include in this calculation any leases entered into by a Restricted Subsidiary before the time it became a Restricted Subsidiary.

        or

2. an amount equal to the greater of the following amounts is applied within 180 days to the retirement of our long-term debt or the debt of a Restricted Subsidiary:

•	the net proceeds to us or a Restricted Subsidiary from the sale; and
•	the discounted present value of all net rentals payable under the lease.

        Amounts applied to debt which is subordinated to the debt securities or which is owing to IBM or a Restricted Subsidiary will not be included in this calculation.

        This limitation on sale and leaseback transactions won't apply to any leases that we may enter into relating to newly acquired, improved or constructed property.

        The holders of a majority in principal amount of all affected series of outstanding debt securities may waive compliance with each of the above covenants.

Definitions

        "Secured Indebtedness" means our indebtedness or indebtedness of a Restricted Subsidiary for borrowed money secured by any lien on, or any conditional sale or other title retention agreement covering, any Principal Property or any stock or indebtedness of a Restricted Subsidiary. Excluded from this definition is all indebtedness:

•	outstanding on July 15, 1985, secured by liens, or arising from conditional sale or other title retention agreements, existing on that date;

•

incurred after July 15, 1985 to finance the acquisition, improvement or construction of property, and either secured by purchase money mortgages or liens placed on the property within 180 days of acquisition, improvement or construction or arising from conditional sale or other title retention agreements;

•	secured by liens on Principal Property or on the stock or indebtedness of Restricted Subsidiaries, and, in either case, existing at the time of its acquisition;
•	owing to us or any Restricted Subsidiary;
•	secured by liens, or conditional sale or other title retention devices, existing at the time a corporation became or becomes a Restricted Subsidiary after July 15, 1985;
•

constituting our guarantees of Secured Indebtedness and Attributable Debt of any Restricted Subsidiaries and guarantees by a Restricted Subsidiary of Secured Indebtedness and Attributable Debt of ours and any other Restricted Subsidiaries;

•	arising from any sale and leaseback transaction;
•	incurred to finance the acquisition or construction of property secured by liens in favor of any country or any political subdivision; and
•	constituting any replacement, extension or renewal of any indebtedness to the extent the amount of indebtedness is not increased.

        "Principal Property" means land, land improvements, buildings and associated factory, laboratory and office equipment constituting a manufacturing, development, warehouse, service or office facility owned by or leased to us or a Restricted Subsidiary which is located within the United States and which has an acquisition cost plus capitalized improvements in excess of 0.15% of Consolidated Net Tangible Assets as of the date of such determination. Principal Property does not include:

•	products marketed by us or our subsidiaries;
•	any property financed through the issuance of tax-exempt governmental obligations;
•	any property which our Board of Directors determines is not of material importance to us and our Restricted Subsidiaries taken as a whole; or
•	any property in which the interest of us and all of our subsidiaries does not exceed 50%.

        "Consolidated Net Tangible Assets" means the total assets of us and our subsidiaries, less current liabilities and intangible assets. We include in intangible assets the balance sheet value of:

•	all trade names, trademarks, licenses, patents, copyrights and goodwill;
•	organizational and development costs;

•	deferred charges other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible items we are amortizing; and

•	unamortized debt discount and expense minus unamortized premium.

        We do not include in intangible assets any program products.

        "Attributable Debt" means the discounted present value of a lessee's obligation for rental payments under a sale and leaseback transaction of Principal Property, reduced by amounts owed by any sublessee for rental obligations during the remaining term of that transaction. The discount rate we use for the Attributable Debt is called the "Attributable Interest Rate." We compute the Attributable Interest Rate as the weighted average of the interest rates of all securities then issued and outstanding under the Senior Indenture.

        "Restricted Subsidiary" means:

1.     any of our subsidiaries:

a.	which has substantially all its property in the United States;
b.	which owns or is a lessee of any Principal Property; and,
c.	in which our investment and the investment of our subsidiaries exceeds 0.15% of Consolidated Net Tangible Assets as of the date of such determination; and

2.     any other subsidiary the Board of Directors may designate as a Restricted Subsidiary.

       "Restricted Subsidiary" does not include financing subsidiaries and subsidiaries formed or acquired after July 15, 1985 for the purpose of acquiring the stock, business or assets of another person and that have not and do not acquire all or any substantial part of our business or assets or the business or assets of any Restricted Subsidiary.

Satisfaction and Discharge; Defeasance

        We may be discharged from our obligations on any series of debt securities that have matured or will mature or be redeemed within one year if we deposit with the trustee enough cash to pay all the principal, interest and any premium due to the stated maturity date or redemption date of the debt securities.

        The Senior Indenture contains a provision that permits us to elect:

1.	to be discharged after 90 days from all of our obligations (subject to limited exceptions) with respect to any series of debt securities then outstanding; and/or
2.	to be released from our obligations under the following covenants and from the consequences of an event of default or cross-default resulting from a breach of these covenants:
a.	the limitations on mergers, consolidations and sale of assets,
b.	the limitations on sale and leaseback transactions under the Senior Indenture, and
c.	the limitations on secured indebtedness under the Senior Indenture.

        To make either of the above elections, we must deposit in trust with the trustee enough money to pay in full the principal, interest and premium on the debt securities. This amount may be made in cash and/or U.S. government obligations, if the debt securities are denominated in U.S. dollars. This amount may be made in cash, and/or foreign government securities if the debt securities are denominated in a foreign currency. As a condition to either of the above elections, we must deliver to the trustee an opinion of counsel that the holders of such series of debt securities will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of the action.

        If either of the above events occur, the holders of the debt securities of the series will not be entitled to the benefits of the Senior Indenture, except for registration of transfer and exchange of debt securities and replacement of lost, stolen or mutilated debt securities.

Events of Default, Notice and Waiver

   In case an event of default with respect to any series of debt securities shall have occurred and be continuing, the principal amount of such series, together with interest accrued thereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture.

       If an event of default for any series of debt securities occurs and continues, the trustee or the holders of at least 25% in principal amount of the debt securities of the series may declare the entire principal amount of all the debt securities of that series to be due and payable immediately.

        The declaration may be annulled and past defaults may be waived by the holders of a majority of the principal amount of the debt securities of that series. However, payment defaults that are not cured may only be waived by all holders of such series of debt securities.

        The Senior Indenture defines an event of default with respect to each series of debt securities as one or more of the following events:

•	we fail to pay interest for 30 days when due;
•	we fail to pay the principal or any premium when due;
•	we fail to make any sinking fund payment for 30 days when due;
•	we fail to perform any other covenant for 90 days after being given notice; and
•	we enter into bankruptcy or become insolvent.

        An event of default for one series of debt securities is not necessarily an event of default for any other series of debt securities.

        The Senior Indenture requires the trustee to give the holders of a series of debt securities notice of a default for that series within 90 days unless the default is cured or waived. However, the trustee may withhold this notice if it determines in good faith that it is in the interest of those holders. The Trustee may not, however, withhold this notice in the case of a payment default.

        Other than the duty to act with the required standard of care during an event of default, a trustee is not obligated to exercise any of its rights or powers under the Senior Indenture at the request or direction of any of the holders of debt securities, unless the holders have offered to the trustee reasonable indemnification.

        Generally, the holders of a majority in principal amount of outstanding debt securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust or other power conferred on the trustee.

        The Senior Indenture includes a covenant for the Company to file annually with the trustee a certificate of no default, or specifying any default that exists.

        Street name and other indirect holders should consult their banks and brokers for information on their requirements for giving notice or taking other actions upon a default.

    Unless otherwise specified with respect to a specific series of debt securities, no debt securities are subject to any sinking fund.

Modification of the Senior Indenture

        Together with the trustee, we may modify the Senior Indenture without the consent of the holders of the debt securities for limited purposes, including adding to our covenants or events of default, establishing forms or terms of debt securities, curing ambiguities and other purposes which do not adversely affect the holders of the debt securities in any material respect.

        Together with the trustee, we may also make modifications and amendments to the Senior Indenture with the consent of the holders of a majority in principal amount of the outstanding debt securities of all affected series. However, without the consent of each affected holder, no modification may:

•	change the stated maturity of any series of debt securities;
•	reduce the principal, premium (if any) or rate of interest on any series of debt securities;
•	change any place of payment or the currency in which any series of debt securities is payable;
•	impair the right to enforce any payment after the stated maturity or redemption date;
•	adversely affect the terms of any conversion right;
•	reduce the percentage of holders of outstanding debt securities of any series required to consent to any modification, amendment or waiver under the Senior Indenture;
•	change any of our obligations for any outstanding series of debt securities to maintain an office or agency in the places and for the purposes specified in the Senior Indenture for that series; or
•	change the provisions in the Senior Indenture that relate to its modification or amendment.

      Unless otherwise specified with respect to a specific series of debt securities, no debt securities contain any conversion rights.

Meetings

        The Senior Indenture contains provisions for convening meetings of the holders of a series of debt securities.

        A meeting may be called at any time by the trustee, upon request by us or upon request by the holders of at least 10% in principal amount of the outstanding debt securities of a series. In each case, notice will be given to the holders of debt securities of such series.

        Persons holding a majority in principal amount of the outstanding debt securities of a series will constitute a quorum at a meeting.  A meeting called by us or the trustee that did not have a quorum may be adjourned for not less than 10 days, and if there is not a quorum at the adjourned meeting, the meeting may be further adjourned for not less than 10 days.

        Generally, any resolution presented at a meeting at which a quorum is present may be adopted by the affirmative vote of the holders of a majority in principal amount of the outstanding debt securities of that series. However, to change the amount or timing of payments under the debt securities, every holder in the series must consent.

Governing Law

        The Senior Indenture, the debt securities and the coupons will be governed by, and construed under, the laws of the State of New York.

Trustee

        The trustee for the debt securities under the Senior Indenture is The Bank of New York Mellon Trust Company, N.A.  We may from time to time maintain lines of credit, and have other customary banking relationships, with The Bank of New York Mellon Trust Company, N.A.   For example, The Bank of New York Mellon Trust Company, N.A. participates as one of the lenders in our revolving credit agreements.

Set forth below is information specific to each series of debt securities issued by IBM and registered under Section 12 of the Securities Exchange Act of 1934 that are outstanding as of December 31, 2019.

1.  2.750% Notes due 2020

Title/Description of Debt Issuance:	2.750% Notes Due 2020
Date of Issuance:	November 21, 2013
Maturity Date	December 21, 2020
Principal Amount of Notes originally issued	£750,000,000 (GBP)
Principal Amount of Notes currently outstanding	£750,000,000 (GBP)
Interest Payment Dates	Annually on December 21
First Interest Payment Date	December 21, 2014
Coupon	2.750% per annum
Optional Redemption

The Notes are redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the sum of the present values of the Remaining Scheduled Payments of principal and interest hereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate plus fifteen basis points, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the yield to maturity, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on the third London Business Day preceding the Redemption Date as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a United Kingdom government bond whose maturity is closest to the maturity of this Note, or if such independent investment bank in its discretion considers that such similar bond is not in issue, such other United Kingdom government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, United Kingdom government bonds selected by such independent investment bank, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means the remaining scheduled payments of the principal of the Notes and interest hereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to the Notes, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date.

On and after the Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of the Notes to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive;

(9)  to any Notes presented for payment by, or on behalf of, a holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union;

(10)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(11)  to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to Taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or

(12)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided in the Notes, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

The term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after November 14, 2013, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to the

Notes, then the Company may at its option redeem, in whole, but not in part, the Notes on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on the Notes to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of £100,000 and any integral multiple of £1,000 in excess thereof.
CUSIP	459200 HS3
NYSE Trading Symbol	IBM 20 B

2.    1.875% Notes due 2020

Title/Description of Debt Issuance:	1.875% Notes due 2020
Date of Issuance:	November 7, 2013
Maturity Date	November 6, 2020
Principal Amount of Notes originally issued	€1,500,000,000 (Euro)
Principal Amount of Notes currently outstanding	€1,500,000,000 (Euro)
Interest Payment Dates	Annually on November 6
First Interest Payment Date	November 6, 2014
Coupon	1.875% per annum
Optional Redemption

The Notes will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of a Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i)100% of the principal amount of the Notes to be redeemed; or (ii)the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on the Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.13%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 2.250% due September 4, 2020, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

 On and after the Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive;

(9)  to any Notes presented for payment by, or on behalf of, a holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union;

(10)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(11)  to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to Taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or

(12)  in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided in the Notes, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

 As used in the Notes, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after October 31, 2013, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to the Notes, then the Company may at its option redeem, in whole, but not in part, the Notes on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.
Minimum Denominations	€100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	459200 HQ7
NYSE Trading Symbol	IBM 20A

3.  0.500% Notes due 2021

Title/Description of Debt Issuance:	0.500% Notes due 2021
Date of Issuance:	March 7, 2016
Maturity Date	September 7, 2021
Principal Amount of Notes originally issued	€1,000,000,000 (Euro)
Principal Amount of Notes currently outstanding	€1,000,000,000 (Euro)
Interest Payment Dates	Annually on September 7
First Interest Payment Date	September 7, 2016
Coupon	0.500% per annum
Optional Redemption

The Notes are redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of a Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i)100% of the principal amount of the Notes to be redeemed; or (ii)the Optional Redemption Price, plus, in each case, accrued and unpaid interest on the Notes to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.15%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government OBL 0.000% due April 9, 2021, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided herein to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive;

(9)  to any Notes presented for payment by, or on behalf of, a holder or beneficial holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union;

(10)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(11)  to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or

(12)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 29,

2016, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	459200 JJ1
NYSE Trading Symbol	IBM 21B

4.  2.625% Notes due 2022

Title/Description of Debt Issuance:	2.625% Notes due 2022
Date of Issuance:	August 5, 2015
Maturity Date	August 5, 2022
Principal Amount of Notes originally issued	£300,000,000 (GBP)
Principal Amount of Notes currently outstanding	£300,000,000 (GBP)
Interest Payment Dates	Annually on August 5
First Interest Payment Date	August 5, 2016
Coupon	2.625% per annum
Optional Redemption

This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the sum of the present values of the Remaining Scheduled Payments of principal and interest hereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate plus fifteen basis points, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the yield to maturity, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond (as defined below) prevailing at 11:00 a.m.

(London time) on the third London Business Day preceding the Redemption Date as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a United Kingdom government bond whose maturity is closest to the maturity of this Note, or if such independent investment bank in its discretion considers that such similar bond is not in issue, such other United Kingdom government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, United Kingdom government bonds selected by such independent investment bank, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means the remaining scheduled payments of the principal of this Note and interest hereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to this Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date.

On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any Directive amending, supplementing or replacing such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive or Directives;

(9)  to any Notes presented for payment by, or on behalf of, a holder or beneficial owner who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union;

(10)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(11)  with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and

(12)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after July 29, 2015, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of £100,000 and any integral multiple of £1,000 in excess thereof.
CUSIP	459200 JB8
NYSE Trading Symbol	IBM 22A

5.  1.250% Notes due 2023

Title/Description of Debt Issuance:	1.250% Notes due 2023
Date of Issuance:	November 26, 2014
Maturity Date	May 26, 2023
Principal Amount of Notes originally issued	€1,000,000,000 (Euro)
Principal Amount of Notes currently outstanding	€1,000,000,000 (Euro)
Interest Payment Dates	Annually on May 26

First Interest Payment Date	May 26, 2015
Coupon	1.250% per annum
Optional Redemption

This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i)100% of the principal amount of the Notes to be redeemed; or (ii)the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.10%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 1.500% due May 15, 2023, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive;

(9)  to any Notes presented for payment by, or on behalf of, a holder or beneficial holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union;

(10)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(11)  to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or

(12)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after November 19, 2014, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	459200 HY0
NYSE Trading Symbol	IBM 23A

6.  0.375% Notes due 2023

Title/Description of Debt Issuance:	0.375% Notes due 2023
Date of Issuance:	January 31, 2019
Maturity Date	January 31, 2023
Principal Amount of Notes originally issued	€1,750,000,000 (Euro)
Principal Amount of Notes currently outstanding	€1,750,000,000 (Euro)

Interest Payment Dates	Annually on January 31
First Interest Payment Date	January 31, 2020
Coupon	0.375% per annum
Optional Redemption

This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.15%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government OBL 0.000% due October 7, 2022 #176, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(9)  with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and

(10)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 24, 2019, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	459200 JS1
NYSE Trading Symbol	IBM 23B

7.  1.125% Notes Due 2024

Title/Description of Debt Issuance:	1.125% Notes Due 2024
Date of Issuance:	March 7, 2016
Maturity Date	September 6, 2024
Principal Amount of Notes originally issued	€750,000,000 (Euro)
Principal Amount of Notes currently outstanding	€750,000,000 (Euro)
Interest Payment Dates	Annually on September 6
First Interest Payment Date	September 6, 2016
Coupon	1.125% per annum
Optional Redemption	This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i)100% of the principal amount of the Notes to be redeemed; or (ii)the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.20%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 1.000% due August 15, 2024, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive;

(9)  to any Notes presented for payment by, or on behalf of, a holder or beneficial holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union;

(10)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(11)  to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or

(12)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 29, 2016, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	459200 JK8
NYSE Trading Symbol	IBM 24A

8.  2.875% Notes due 2025

Title/Description of Debt Issuance:	2.875% Notes due 2025
Date of Issuance:	November 7, 2013
Maturity Date	November 7, 2025
Principal Amount of Notes originally issued	€1,000,000,000 (Euro)
Principal Amount of Notes currently outstanding	€1,000,000,000 (Euro)
Interest Payment Dates	Annually on November 7
First Interest Payment Date	November 7, 2014
Coupon	2.875% per annum
Optional Redemption	The Notes are redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of the Notes given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i)100% of the principal amount of the Notes to be redeemed; or (ii)the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on the Notes, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.17%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 2.000% due August 15, 2023, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of the Notes to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive;

(9)  to any Notes presented for payment by, or on behalf of, a holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union;

(10)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(11)  to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to Taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or

(12)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.
Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after October 31, 2013, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	459200 HR5
NYSE Trading Symbol	IBM 25A

9.   0.950% Notes due 2025

Title/Description of Debt Issuance:	0.950% Notes due 2025
Date of Issuance:	May 23, 2017
Maturity Date	May 23, 2025
Principal Amount of Notes originally issued	€1,000,000,000 (Euro)
Principal Amount of Notes currently outstanding	€1,000,000,000 (Euro)
Interest Payment Dates	Annually on May 23
First Interest Payment Date	May 23, 2018
Coupon	0.950% per annum
Optional Redemption

This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.15%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0.500% due February 15, 2025, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(9)  to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or

(10)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2017, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	U45920AM4
NYSE Trading Symbol	IBM 25B

10.  0.875% Notes due 2025

Title/Description of Debt Issuance:	0.875% Notes due 2025
Date of Issuance:	January 31, 2019
Maturity Date	January 31, 2025
Principal Amount of Notes originally issued	€1,000,000,000 (Euro)
Principal Amount of Notes currently outstanding	€1,000,000,000 (Euro)
Interest Payment Dates	Annually on January 31
First Interest Payment Date	January 31, 2020
Coupon	0.875% per annum
Optional Redemption

This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.20%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 1.000% due August 15, 2024, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(9)  with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and

(10)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.  As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 24, 2019, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	459200 JT9
NYSE Trading Symbol	IBM 25C

11.  0.300% Notes due 2026

Title/Description of Debt Issuance:	0.300% Notes due 2026
Date of Issuance:	November 2, 2016
Maturity Date	November 2, 2026
Principal Amount of Notes originally issued	¥42,000,000,000 (JPY)
Principal Amount of Notes currently outstanding	¥42,000,000,000 (JPY)
Interest Payment Dates	Semi-annually on May 2 and November 2 of each year
First Interest Payment Date	May 2, 2017
Coupon	0.30% per annum
Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d) being or having been a “10‑percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8) to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive;

(9) to any Notes presented for payment by, or on behalf of, a holder or beneficial holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union;

(10) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(11) to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or

(12) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after October 27, 2016, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of ¥100,000,000 and any integral multiple of ¥10,000,000 in excess thereof.
CUSIP	459200 JM4
NYSE Trading Symbol	IBM 26B

12.  1.250% Notes due 2027

Title/Description of Debt Issuance:	1.250% Notes due 2027
Date of Issuance:	January 31, 2019
Maturity Date	January 29, 2027
Principal Amount of Notes originally issued	€1,000,000,000 (Euro)
Principal Amount of Notes currently outstanding	€1,000,000,000 (Euro)
Interest Payment Dates	Annually on January 29
First Interest Payment Date	January 29, 2020
Coupon	1.250% per annum
Optional Redemption

This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the

Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.25%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0.000% due August 15, 2026, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(9)  with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and

(10)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 24, 2019, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	459200 JU6
NYSE Trading Symbol	IBM 27B

13.   1.750% Notes due 2028

Title/Description of Debt Issuance:	1.750% Notes due 2028
Date of Issuance:	March 7, 2016
Maturity Date	March 7, 2028
Principal Amount of Notes originally issued	€500,000,000 (Euro)
Principal Amount of Notes currently outstanding	€500,000,000 (Euro)
Interest Payment Dates	Annually on March 7
First Interest Payment Date	March 7, 2017
Coupon	1.750% per annum
Optional Redemption

This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii)the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.30%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0.500% due February 15, 2026, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive;

(9)  to any Notes presented for payment by, or on behalf of, a holder or beneficial holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union;

(10)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(11)  to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or

(12)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 29, 2016, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	459200 JL6
NYSE Trading Symbol	IBM 28A

14.   1.500% Notes due 2029

Title/Description of Debt Issuance:	1.500% Notes due 2029
Date of Issuance:	May 23, 2017
Maturity Date	May 23, 2029
Principal Amount of Notes originally issued	€1,000,000,000 (Euro)
Principal Amount of Notes currently outstanding	€1,000,000,000 (Euro)
Interest Payment Dates	Annually on May 23
First Interest Payment Date	May 23, 2018
Coupon	1.500% per annum
Optional Redemption

This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.20%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0.250% due February 15, 2027, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a “10‑percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(9)  to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or

(10)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after

May 16, 2017, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	U45920 AL6
NYSE Trading Symbol	IBM 29

15.  1.750% Notes due 2031

Title/Description of Debt Issuance:	1.750% Notes due 2031
Date of Issuance:	January 31, 2019
Maturity Date	January 31, 2031
Principal Amount of Notes originally issued	€1,250,000,000 (Euro)
Principal Amount of Notes currently outstanding	€1,250,000,000 (Euro)
Interest Payment Dates	Annually on January 31
First Interest Payment Date	January 31, 2020
Coupon	1.750% per annum
Optional Redemption

This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

“Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.25%.

“Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0.250% due February 15, 2029, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a)  being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

(b)  having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

(c)  being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

(d)  being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or

(e)  being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)  to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)  to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4)  to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment;

(5)  to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)  to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

(7)  to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(8)  to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

(9)  with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and

(10)   in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9).

This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 24, 2019, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.
Minimum Denominations	The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof.
CUSIP	459200 JV4
NYSE Trading Symbol	IBM 31

16.   7.00% Debentures due 2025

Title/Description of Debt Issuance:	7.00% Debentures due 2025
Date of Issuance:	October 30, 1995
Maturity Date	October 30, 2025
Principal Amount of Debentures originally issued	$600,000,000
Principal Amount of Debentures currently outstanding	$600,000,000
Interest Payment Dates	April 30 and October 30
First Interest Payment Date	April 30, 1996
Coupon	7% per annum
Optional Redemption

The Debentures may be redeemed as a whole or in part, at the option of the Company at any time, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the Debentures due 2025 at their last registered addresses, all as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount of such Debentures due 2025 and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus in each case accrued interest thereon on the date of redemption.

"Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures due 2025 to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures.

"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

"Comparable Treasury Price" means with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Deal Quotations, the average of all such Quotations.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expected in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

"Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

Minimum Denominations	The Debentures due 2025 are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000.
CUSIP	459200 AM3
NYSE Trading Symbol	IBM 25

17.   6.22% Debentures due 2027

Title/Description of Debt Issuance:	6.22% Debentures due 2027
Date of Issuance:	August 4, 1997
Maturity Date	August 1, 2027
Principal Amount of Debentures originally issued	$500,000,000
Principal Amount of Debentures currently outstanding	$468,574,000
Interest Payment Dates	February 1 and August 1
First Interest Payment Date	February 1, 1998
Coupon	6.22% per annum
Optional Redemption

The Debentures may be redeemed as a whole or in part, at the option of the Company at any time on or after August 2, 2004, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the Debentures at their last registered addresses, all as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus in either case accrued interest on the principal amount being redeemed to the date of redemption.

"Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures.

"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

"Comparable Treasury Price" means with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Deal Quotations, the average of all such

Quotations.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expected in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

"Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

"Remaining Scheduled Payments" means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

Investor Redemption Option (expired in 2004)

The Debentures will be redeemable on August 1, 2004, at the option of the holders thereof, at 100% of their principal amount, together with interest payable to the date of redemption. Less than the entire principal amount of any Debenture may be redeemed, provided the principal amount which is to be redeemed is equal to $1,000 or an integral multiple of $1,000. The Company must receive at the principal office of the Paying Agent, during the period from and including June 1, 2004 to and including July 1, 2004: (i) the Debenture with the form entitled "Option to Elect Repayment" on the reverse of the Debenture duly completed; or (ii)(x) a telegram, facsimile transmission or letter form a member of a national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or a trust company in the United States of America, setting forth the name of the registered holder of the Debenture, the principal amount of the Debenture, the amount of the Debenture to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Debenture to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Debenture duly completed, will be received by the Company not later than five business days after the date of such telegram, facsimile transmission or letter; and (y) such Debenture and form duly completed are received by the Company by such fifth business day. Any such notice received by the Company during the period from and including June 1, 2004 to and including July 1, 2004 shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and the acceptance of any Debenture for repayment will be determined by the Company, whose determination will be final and binding. For all purposes of this paragraph, if August 1, 2004 is not a business day, it shall be deemed to refer to the next succeeding business day.

Minimum Denominations	The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000.
CUSIP	459200 AR2
NYSE Trading Symbol	IBM 27

18.  6.50% Debentures due 2028

Title/Description of Debt Issuance:	6.50% Debentures due 2028
Date of Issuance:	January 9, 1998
Maturity Date	January 15, 2028
Principal Amount of Debentures originally issued	$700,000,000
Principal Amount of Debentures currently outstanding	$313,190,000
Interest Payment Dates	January 15 and July 15 of each year
First Interest Payment Date	July 15, 1998
Coupon	6.50% per annum

Optional Redemption

The Debentures may be redeemed as a whole or in part, at the option of the Company at any time, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the Debentures at their last registered addresses, all as provided in the Indenture, at a redemption price equal to the greater of(i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus in either case accrued interest on the principal amount being redeemed to the date of redemption.

"Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures.

"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

"Comparable Treasury Price" means with respect to any redemption date,(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Deal Quotations, the average of all such Quotations.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expected in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

"Reference Treasury Dealer" means each of, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

"Remaining Scheduled Payments" means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

Minimum Denominations	The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000.
CUSIP	459200 AS0
NYSE Trading Symbol	IBM 28

19.   7.00% Debentures due 2045

Title/Description of Debt Issuance:	7.00% Debentures due 2045
Date of Issuance:	October 30, 1995
Maturity Date	October 30, 2045
Principal Amount of Debentures originally issued	$150,000,000
Principal Amount of Debentures currently outstanding	$27,351,000
Interest Payment Dates	April 30 and October 30
First Interest Payment Date	April 30, 1996
Coupon	7% per annum
Optional Redemption

The Debentures may be redeemed as a whole or in part, at the option of the Company at any time, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the Debentures due 2045 at their last registered addresses, all as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount of such Debentures due 2045 and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus in each case accrued interest thereon on the date of redemption. "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures due 2045 to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company. "Comparable Treasury Price" means with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Deal Quotations, the average of all such Quotations.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expected in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

"Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

Minimum Denominations	The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000.

CUSIP	459200 AN1
NYSE Trading Symbol	IBM 45

20.   7.125% Debentures due 2096

Title/Description of Debt Issuance:	7.125% Debentures due 2096
Date of Issuance:	December 6, 1996
Maturity Date	December 1, 2096
Principal Amount of Debentures originally issued	$850,000,000
Principal Amount of Debentures currently outstanding	$316,390,000
Interest Payment Dates	June 1 and December 1
First Interest Payment Date	June 1, 1997
Coupon	7.125% per annum
Optional Redemption

The Debentures may be redeemed as a whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as hereinafter defined) thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus in either case accrued interest on the principal amount being redeemed to the date of redemption.

"Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures.

 "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company. "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

"Reference Treasury Dealer" means each of Salomon Brothers Inc, Chase Securities Inc., CS First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

"Remaining Scheduled Payments" means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; PROVIDED, HOWEVER, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date. Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Debentures to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Debentures or portions thereof called for redemption.

Conditional Right to Shorten Maturity

The Company intends to deduct interest paid on the Debentures for Federal income tax purposes. However, the Clinton Administration's budget proposal for Fiscal Year 1997, released on March 19, 1996, contained a series of proposed tax law changes that, among other things, would prohibit an issuer from deducting interest payments on debt instruments with a maturity of more than 40 years. On March 29, 1996, the Chairmen of the Senate Finance Committee and the House Ways and Means Committee

issued a statement to the effect that this proposal, if enacted, would not be effective prior to the date of "appropriate congressional action." There can be no assurance, however, that this proposal or similar legislation affecting the Company's ability to deduct interest paid on the Debentures will not be enacted in the future or that any such legislation would not have a retroactive effective date. Upon occurrence of a Tax Event, as defined below, the Company will have the right to shorten the maturity of the Debentures to the extent required, in the opinion of a nationally recognized independent tax counsel, such that, after the shortening of the maturity, interest paid on the Debentures will be deductible for Federal income tax purposes. There can be no assurance that the Company would not exercise its right to shorten the maturity of the Debentures upon the occurrence of such a Tax Event. In the event that the Company elects to exercise its right to shorten the maturity of the Debentures on the occurrence of a Tax Event, the Company will mail a notice of shortened maturity to each holder of record of the Debentures by first-class mail not more than 60 days after the occurrence of such Tax Event, stating the new maturity date of the Debentures. Such notice shall be effective immediately upon mailing. The Company believes that the Debentures should constitute indebtedness for Federal income tax purposes under current law and an exercise of its right to shorten the maturity of the Debentures would not be a taxable event to holders. Prospective investors should be aware, however, that the Company's exercise of its right to shorten the maturity of the Debentures will be a taxable event to holders if the Debentures are treated as equity for purposes of Federal income taxation before the maturity is shortened, assuming that the Debentures of shortened maturity are treated as debt for such purposes. "Tax Event" means that the Company shall have received an opinion of a nationally recognized independent tax counsel to the effect that on or after the date of the issuance of the Debentures, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in laws, or any regulations thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, on or after, the date of the issuance of the Debentures, such change in tax law creates a more than insubstantial risk that interest paid by the Company on the Debentures is not, or will not be, deductible, in whole or in part, by the Company for purposes of United States Federal income tax.

Minimum Denominations	The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000.
CUSIP	459200 AP6
NYSE Trading Symbol	IBM 96